UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2024

FRESHWORKS INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40806	33-1218825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2950 S. Delaware Street, Suite 201
San Mateo, CA 94403
(Address of Principal Executive Offices and Zip Code)
(650) 513-0514
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FRSH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 6, 2024, Freshworks Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The foregoing information (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On November 5, 2024, the Board of Directors of the Company committed the Company to a restructuring plan (the “Plan”) to better align the Company’s talent with its strategic priorities and to improve operating efficiency.

The Plan is expected to affect approximately 660 employees globally, representing approximately 13% of the Company’s global workforce. In connection with the Plan, the Company currently estimates it will incur a charge of between approximately $11 million and $13 million in the fourth quarter of 2024, which consists primarily of cash expenditures for severance payments, employee benefits, and related costs. The Company expects that the Plan, including related cash payments, will be substantially complete by the end of the fiscal year ending December 31, 2024.

The estimates of expenses that the Company expects to incur in connection with the Plan are subject to a number of assumptions and actual results may differ materially. The Company may also incur additional expenses not currently contemplated due to events that may occur as a result of, or that are associated with, the Plan.

Item 7.01 Regulation FD Disclosure.

On November 6, 2024, Dennis Woodside, President and Chief Executive Officer of the Company, shared a message with Company employees regarding the Plan described in Item 2.05 above. Mr. Woodside’s message is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

The foregoing information in this Item 7.01 (including Exhibit 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On November 5, 2024, the Board of Directors of the Company approved a stock repurchase program for the repurchase of up to $400 million of the Company’s outstanding Class A common stock. Under the repurchase program, the Company may repurchase shares of the Company’s outstanding Class A common stock from time to time in the open market, through privately negotiated transactions and/or other means in compliance with the Exchange Act and the rules and regulations thereunder. Open market repurchases may be structured to occur in accordance with the requirements of Rule 10b-18 under the Exchange Act. The Company may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases of shares of common stock under this authorization. The timing, manner, price, and amount of any repurchases will be determined by the Company at its discretion, and will depend on a variety of factors, including business, economic and market conditions, prevailing stock prices, corporate and regulatory requirements, and other considerations. The repurchase program may be suspended or discontinued at any time.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated September 30, 2024
99.2	Message of Dennis Woodside to Employees of Freshworks Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the expected costs associated with the Plan as well as the Company’s timeline for completing the Plan and recognition of associated costs and the timing and amount of any future repurchases of the Company’s Class A common stock, are forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections about its business and industry, including our financial outlook and macroeconomic uncertainties, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “future,” “believe,” “expect,” “may,” “will,” “intend” “estimate,” “continue,” “anticipate,” “could,” “would,” “projects,” “plans,” “targets” or similar expressions or the negative of those terms or expressions. Such statements involve risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include the Company’s ability to achieve its long-term plans and key initiatives; the Company’s ability to sustain or manage any future growth effectively; the Company’s ability to attract and retain customers or expand sales to existing customers; delays in product development or deployments or the success of such products; the failure to deliver competitive service offerings and lack of market acceptance of any offerings delivered; the impact to the economy, the Company’s customers and the Company’s business due to global economic conditions, including market volatility, foreign exchange rates, and impact of inflation; the timeframes for and severity of the impact of any weakened global economic conditions on the Company’s customers’ purchasing and renewal decisions, which may extend the length of the Company’s sales cycles or adversely affect its industry; the Company’s history of net losses and ability to achieve or sustain profitability, as well as the other potential factors described under “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 as such factors may be updated from time to time in our periodic and other documents of Freshworks Inc. filed with the Securities and Exchange Commission from time to time (available at www.sec.gov).

The Company cautions you not to place undue reliance on forward-looking statements, which speak only as of the date hereof and are based on information available to the Company at the time the statements are made and/or management’s good faith belief as of that time with respect to future events. The Company assumes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freshworks Inc.
Dated: November 6, 2024
	By:	/s/ Pamela Sergeeff
Pamela Sergeeff
Chief Legal Officer and General Counsel
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